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                                                                    Exhibit 10.8



                                                                   June 18, 1999


                                   MCIP/PODS
                           LEASE EXPANSION AGREEMENT

The MCIP REALTY ASSOCIATES NO"S. 2, 3, 4 & 5 (the "Landlord") and PORTABLE ON DEMAND STORAGE, LLC (the "Tenant") are parties to a certain Lease dated December 31, 1998.

The Landlord and Tenant desire to expand the Demised Premises to include Building #3.

In order to expedite this expansion, time being of the essence, the parties, agree to the following terms and conditions to effectuate said expansion and, intending to be legally bound hereby, covenant and agree as follows:

EXPANSION PREMISES: Building #3 of the MCIP Industrial Park, which contains approximately 40,140 square feet, including those areas which heretofore have been reserved for common access anticipating multiple tenants within the Building 3-4 compound area.

TERM: From full execution of this letter agreement until March 31, 2004 ("Lease Termination Date")

POSSESSION: Full possession on the date of completion of Landlords Work ("Possession Date") and partial possession of warehouse area as soon as such possession is possible without interference with Landlord's Work and to be determined by Landlord. Landlord anticipates being able to deliver full possession within 60 days of execution.

RENT START: Upon full possession.

EXPANSION SPACE BASE RENT: $l6,223.25 per month through the end of the Term. In the event possession does not occur on the first day of the month, Base and Additional Rent shall be prorated.

ADDITIONAL RENT: Sales Tax plus proportionate share of maintenance, monitoring and costs related to the common fire suppression system. Addition of the Expansion Space to the Original Lease Space brings the Tenant's proportionate share to 40%.

OPTION TERM: Five (5) years

OPTION RENT: $17,059.50 per month through the end of the Option Term.

SECURITY DEPOSIT: One month Base Rent paid with the execution of this Agreement.


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CONDITION OF PREMISES: "As Is" except: Landlord agrees to remodel the existing approximate 10,000 square foot office area, including restrooms, in conformance with the attached plan and fit-out schedule (Exhibit "A"); insulate warehouse walls and roof; install 20 tons of warehouse air conditioning and return the overhead door and bridge crane to good working order (all of the foregoing items collectively represent the "Landlords Work"). And install a plastic drive through curtain on the east garage door.

It is the intent of the parties to expand the Original Lease, dated December 31, 1998, to include the Expansion Space (Building No. 3) without affecting the enforceability or applicability of the Terms and Conditions of the Original Lease which are incorporated herein by reference as if they were repeated in their entirety.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby have causes this Agreement to be executed the day and year as set forth below.

WITNESS/ATTEST:             TENANT:
                            PORTABLES ON DEMAND STORAGE, LLC
                            (d/b/a/ PODS)



                            By:
------------------------       -----------------------------------------
                               Name:
                                    ----------------------------

                               Title:
                                     ---------------------------


                            Date                     1999
                                 ------------------,



                            LANDLORD:
                                     MCIP REALTY ASSOCIATES NO. 2
                                     MCIP REALTY ASSOCIATES NO. 3,
                                     MCIP REALTY ASSOCIATES NO. 4,
                                     MCIP REALTY ASSOCIATES NO. 5,
                                     New Jersey general Partnerships


                            By:
------------------------       -----------------------------------------
                               Michael J. Clark, President
                               Viking Associates, Agents for Landlord


                            Date                     1999
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